EXHIBIT 99.1

                                Certification of
                             Central Coast Bancorp
           pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
  regarding Quarterly Report on Form 10-Q for the quarter ended September 30,
                                     2002


      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Central Coast Bancorp, a California corporation (the "Company"), does hereby certify that:

1. The Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated:     November 7, 2002                    /s/ NICK VENTIMIGLIA
                                               --------------------

                                               Nick Ventimiglia
                                               Chief Executive Officer




Dated:     November 7, 2002                    /s/ ROBERT M. STANBERRY
                                               -----------------------

                                               Robert M. Stanberry
                                               Senior Vice President and
                                               Chief Financial Officer